UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FUSEMACHINES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 27, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), of Fusemachines Inc. to be held on Tuesday, June 9, 2026 at 9:30 AM Eastern Time, at https://www.cstproxy.com/fusemachines/2026. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the Internet. No physical meeting will be held.

Details regarding how to attend the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the virtual Annual Meeting.

Thank you for your ongoing support of, and continued interest in, Fusemachines Inc.

Sincerely,

/s/ Sameer Maskey
Chief Executive Officer and Board Member

FUSEMACHINES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2026

Time and Date:	June 9, 2026 at 9:30 AM Eastern Time

Place:	The Annual Meeting will be held virtually, at https://www.cstproxy.com/fusemachines/2026.

Items of Business:

1.Elect the three Class I directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2029 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2. Approve an amendment to the Company’s 2025 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, increase the maximum number of shares of common stock available to Plan participants thereunder by 2,000,000 shares to an aggregate of 3,500,000 shares.

3.Ratify the appointment of KNAV CPA LLP as the independent registered public accounting firm of Fusemachines Inc. for the fiscal year ending December 31, 2026.

4.Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 15, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Availability of Annual Meeting Materials:	The proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at https://www.cstproxy.com/fusemachines/2026.

Voting:

You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card.

Only stockholders of record of our common stock, par value $0.0001 per share at the close of business on April 15, 2026 are entitled to notice of and to vote at the Annual Meeting.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://ir.fusemachines.com/, or, if you are a registered holder, contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

By Order of the Board of Directors,

/s/ Sameer Maskey
Chief Executive Officer and Board Member

FUSEMACHINES INC.

PROXY STATEMENT

This proxy statement contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which represent our expectations or beliefs concerning future events. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “best in class,” “could,” “seeks,” “estimates,” “expects,” “first-in-class,” “focused,” “goal,” “intends,” “may,” “objective,” “opportunity,” “pipeline,” “plans,” “potential,” “predicts,” “projects,” “pursuing,” “should,” “target,” “treatment option,” “will,” “would,” “might,” “can,” “continue” or similar expressions and the negatives of those terms. These forward-looking statements rely on assumptions and involve risks and uncertainties, many of which are beyond our control, including, but not limited to, factors detailed in this proxy statement and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K and in our other subsequent filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or persons acting on its behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, we undertake no duty to update or revise any forward-looking statement.

FUSEMACHINES INC.

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, JUNE 9, 2026

April 27, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of Fusemachines Inc. (“Fusemachines” or “FUSE”) for use at the Fusemachines Inc. 2026 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 9, 2026, 9:30 AM Eastern Time, at https://www.cstproxy.com/fusemachines/2026.

References in the proxy statement to “we,” “us,” “our,” “the Company,” “FUSE” or “Fusemachines” refer to Fusemachines Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving these materials?

A:

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting, and any postponements or adjournments thereof. The Annual Meeting will be held on June 9, 2026 at 9:30 AM Eastern Time, virtually at https://www.cstproxy.com/fusemachines/2026.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the related proxy card, or follow the instructions below to submit your proxy by phone or online.

Q:	Will I receive a printed proxy statement and Annual Report on Form 10-K?

A:

Under the “notice and access” rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. As a result, we intend to mail a notice of Internet availability of proxy materials on or about April 27, 2026, to all stockholders of record entitled to vote at the Annual Meeting. The Notice contains instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report on Form 10-K”). The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. The Notice is not a proxy card and cannot be used to vote your shares.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help minimize the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

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Q:	What is the purpose of the meeting?

A:	At the Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from stockholders, in management’s sole discretion.

Q:	What proposals are scheduled to be voted on at the Annual Meeting?

A:

Stockholders will be asked to vote on the following three proposals at the Annual Meeting:

1.to elect Bharat Krish, Tim Gocher, and Salman Alam, as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2. to approve an amendment to the Company’s 2025 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, increase the maximum number of shares of common stock available to Plan participants thereunder by 2,000,000 shares to an aggregate of 3,500,000 shares (the “Plan Amendment”); and

3.to ratify the appointment of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q:	Could matters other than Proposal No. 1, Proposal No. 2 or Proposal No. 3 be decided at the Annual Meeting?

A:	Our bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of Fusemachines, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by our Board will have the discretion to vote on those matters for you.

Q:	How does the Board recommend I vote on these proposals?

A:

Our Board recommends that you vote your shares:

● “FOR” all nominees to the Board (Proposal No. 1);

● “FOR” the Plan Amendment (Proposal No. 2);

● “FOR” the ratification of the appointment of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).

Q:	Who is entitled to vote at the Annual Meeting?

A:

Only stockholders of record of our common stock at the close of business on April 15, 2026 are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were 28,938,266 shares of common stock outstanding. Each share of our common stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Q:	How do I gain admission to the Annual Meeting or vote my shares at the Annual Meeting?

A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was April 15, 2026, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered in your name with Fusemachines’ transfer agent and you wish to attend the virtual Annual Meeting, go to https://www.cstproxy.com/fusemachines/2026, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

Beneficial stockholders who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental Stock Transfer & Trust Company ( “Continental”, or the “transfer agent”), at proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the Annual Meeting. Beneficial stockholders should contact Continental at least five business days prior to the Annual Meeting date.

Q:	Can I vote my shares without attending the virtual Annual Meeting?

A:

Stockholders of record may vote their shares by proxy, by mail, by telephone or Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.

2.To vote over the telephone, dial 1 (866) 894-0536 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on June 8, 2026.

3.To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the virtual Annual Meeting is available 24 hours a day, 7 days a week, until 11:59 PM Eastern Time, on June 8, 2026.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend. However, as discussed above, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q:	Can I change my vote or revoke my proxy?

A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was April 15, 2026, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

● entering a new vote over the Internet (until the applicable deadline set forth above);

● entering a new vote over the Telephone (until the applicable deadline set forth above);

● returning a later-dated proxy card (which automatically revokes the earlier proxy);

● providing a written notice of revocation to our corporate secretary at Fusemachines Inc., 200 West 41st Street, 21st Floor, New York, NY, 10036, Attn: Corporate Secretary; or

● attending the Annual Meeting and voting virtually.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

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Q:	What is the effect of giving a proxy?

A:	Proxies are solicited by, and on behalf of, our Board. Sameer Maskey, our Chief Executive Officer and Chairman, and Christine Chambers, our Chief Financial Officer, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

Q:	What shares can I vote?

A:	Each share of common stock issued and outstanding as of the close of business on April 15, 2026, is entitled to vote on all items being voted on at the meeting, and each share of Series A Preferred Stock as of such date is generally entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 15, 2026, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 15, 2026.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date must be virtually present or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are virtually present and vote at the Annual Meeting or if you have properly submitted a proxy.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal 3, including the election of directors and the amendment to the Plan. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

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Q:	What is the vote required for each proposal?

A:

The votes required to approve each proposal are as follows:

● Proposal No. 1: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the three individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

● Proposal No. 2: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

● Proposal No. 3: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:	The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the Annual Meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our corporate secretary at Fusemachines Inc., 200 West 41st Street, 21st Floor, New York, NY, 10036, Attn: Corporate Secretary, to arrange for inspection of the list.

Q:	Who will tabulate the votes?

A:	An individual duly appointed by the Board will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Q:	What proxy materials are available on the Internet?

A:	The proxy statement and Annual Report on Form 10-K are available at https://www.cstproxy.com/fusemachines/2026.

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Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Fusemachines stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Fusemachines that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Fusemachines Inc., 200 West 41st Street, 21st Floor, New York, NY, 10036, or (3) contact our Investor Relations department by email at fuse@gateway-grp.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Fusemachines shares or need to change my mailing address?

A:	You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:	How are proxies solicited for the Annual Meeting?

A:

This year we are furnishing our proxy materials to our stockholders primarily via “Notice and Access” delivery pursuant to SEC rules. On or about April 27, 2026, we mailed to our stockholders a “Notice Regarding the Availability of Proxy Materials” (the “Notice”) containing instructions on how to access the proxy materials via the Internet. Utilizing this method of proxy delivery expedites receipt of proxy materials by our stockholders, reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable practices.

If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote over the Internet. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail, you may follow the instructions in the Notice for making this request. The Notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by email or phone.

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

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Q:	What does it mean if I receive more than one set of Notices?

A:	If you receive more than one set of Notices, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the instructions on each Notice to ensure that all of your shares are voted.

Q:	How can I contact Fusemachines’ transfer agent?

A:	You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:	What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2027 Annual Meeting, or for consideration at our 2027 Annual Meeting?

A:

Stockholders Proposals for Inclusion in the Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our corporate secretary at our principal executive office. Our current principal executive office is located at 200 West 41st Street, 21st Floor, New York, NY, 10036. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2027 annual meeting, stockholder proposals must be received by our corporate secretary no later than December 28, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Stockholders Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our corporate secretary at our principal executive office. To be timely for our 2027 Annual Meeting, our corporate secretary must receive the written notice at our principal executive office:

● not earlier than the close of business on February 9, 2027, and

● not later than the close of business on March 11, 2027.

If we hold our 2027 annual meeting of stockholders more than 30 days before or more than 70 days after June 9, 2027 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our corporate secretary at our principal executive office not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made. A stockholder’s notice to the corporate secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified Fusemachines of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Fusemachines does not need to present the proposal for vote at such meeting.

In addition to satisfying all the requirements under the Company’s amended and restated bylaws, to comply with the SEC’s universal proxy rules for the Company’s 2027 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act, and the stockholder must have given timely notice of such proposal or nomination, in proper written form. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.fusemachines.com/ in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board pursuant to the recommendations of our nominating and corporate governance committee.

Directors

The following persons are serving as our directors:

Name	Age	Position(s)
Sameer Maskey	47	Class III Director, Chief Executive Officer
Sanjay Shrestha	52	Class II Director
Bharat Krish	50	Class I Director
Tim Gocher	55	Class I Director
Salman Alam	43	Class I Director

Board Composition

Our business and affairs are organized under the direction of our Board. Our Board currently consists of five (5) directors divided into three classes as follows:

● each Class I director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2026;

● each Class II director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2027; and

● each Class III director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2028.

or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

The Class I directors are Bharat Krish, Tim Gocher, and Salman Alam, the Class II director is Sanjay Shrestha, and the Class III director is Sameer Maskey.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of the Board will be fixed exclusively by resolutions of the Board. The authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the Board may have the effect of delaying or preventing changes in its control or management. Members of our Board may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of its voting stock.

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Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require us to maintain a board of directors comprised of a majority of independent directors, as determined affirmatively by our Board. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our Board, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Bharat Krish, Salman Alam, and Sanjay Shrestha (representing three of our five directors), has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules.

In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

None of our directors or executive officers have been involved in a legal proceeding that would be required to be disclosed pursuant to either Item 103(c)(2) or 401(f) of Regulation S-K of the Exchange Act.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a nominating and corporate governance committee (“nominating committee”) and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee and nominating committee of a listed company be comprised solely of independent directors. Each of our committees is comprised entirely of independent directors.

Audit Committee

We have established an audit committee of the Board. The members of our audit committee are Salman Alam, Sanjay Shrestha and Bharat Krish. Salman Alam serves as chair of the audit committee. The Board has determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Exchange Act, and the applicable Nasdaq listing requirements, that Sanjay Shrestha qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that the members of the committee possess financial sophistication, as defined under the rules of Nasdaq. The audit committee held one meeting during 2025.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	provide oversight of the Company’s accounting and financial reporting processes and the audit and review of the Company’s financial statements and financial information;
●	assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) the Company’s internal accounting and financial controls, (iii) the organization and performance of the Company’s internal audit function (if any), and (iv) the independent auditors’ qualifications, independence, and performance;
●	provide the Board with the results of the Audit Committee’s monitoring and recommendations derived therefrom;
●	provide to the Board such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and
●	prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require to be included in the Company’s annual proxy statement.

The audit committee charter is available on the corporate governance section of our website, which is located at https://ir.fusemachines.com/governance/governance-documents.

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Compensation Committee

We have established a compensation committee of the Board. The compensation committee consists of Salman Alam, Sanjay Shrestha and Bharat Krish, with Sanjay Shrestha serving as chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations. The compensation committee held no meetings in 2025, as the Company’s business combination was completed in October 2025.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	assist the Board in providing oversight of the Company’s compensation policies and the Company’s equity and stock based plans, as currently in place as of the date hereof or as may be adopted from time to time (the “Equity Plans”);
●	assist the Board in discharging the Board’s responsibilities relating to oversight of all cash and equity compensation arrangements of the Company’s Chief Executive Officer (“CEO”), its executive officers (as defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (the “Executive Officers”) and all other direct reports to the CEO who have material responsibilities within the Company (collectively with the Executive Officers, the “Designated Employees”);
●	ensure and monitor that all cash and equity compensation arrangements of the CEO and the Designated Employees are equitable and consistent on a global basis;
●	review and make recommendations to the Board with respect to the salary, bonus and equity compensation arrangements of the CEO and the Designated Employees;
●	administer the Equity Plans for the Designated Employees and other employees of the Company;
●	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement; and
●	work with the CEO to prepare corporate goals and objectives that may be relevant to the compensation of the CEO and the Designated Employees.

Notwithstanding the foregoing, other than as indicated herein, no compensation of any kind, including finders, consulting, or other similar fees, will be paid to any of our existing stockholders, officers, directors, or any of their respective affiliates, prior to, or for any services they render to the Company.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The compensation committee charter is available on the corporate governance section of our website, which is located at https://ir.fusemachines.com/governance/governance-documents.

Nominating Committee

We have established a nominating and corporate governance committee of the Board (the “nominating committee”). The nominating committee consists of Salman Alam, Sanjay Shrestha and Bharat Krish, with Bharat Krish serving as chair of the committee. The Board determined that each member of the nominating committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations. The nominating committee held no meetings during 2025, as the Company’s business combination was completed in October 2025.

We have adopted a nominating committee charter, which details the principal functions of the nominating committee, including:

●	assist the Board in identifying prospective director nominees and recommend to the Board the director nominees for each annual meeting of stockholders;
●	recommend to the Board the structure and membership of each Board committee;
●	ensure that the Company follows appropriate governance standards, and develop and recommend to the Board governance principles applicable to the Company; oversee the evaluation of the Board and management; and
●	fulfill the Board’s oversight responsibility with respect to the Company’s cybersecurity policies.

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The nominating committee charter is available on the corporate governance section of our website, which is located at https://ir.fusemachines.com/governance/governance-documents.

The nominating committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Meetings and Attendance

During 2025, our Board held eight meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Executive Sessions of Independent Directors

Independent directors are required to meet regularly without management participation. During 2025, there were no meetings of independent directors, as the Company’s business combination was completed in October 2025.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our Chairman and independent directors) may do so by letters addressed to the attention of our corporate secretary.

All communications are reviewed by the corporate secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Fusemachines Inc.

200 West 41st Street, 21st Floor

New York, NY, 10036

Attn: Corporate Secretary

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Code of Ethics

We adopted a restated Code of Ethics applicable to our directors, officers, and employees. A copy of our Code of Ethics and copies of our audit, nominating, and compensation committee charters are available on our website at https://ir.fusemachines.com/governance/governance-documents.

In addition, a copy of the Code of Ethics will be provided without charge upon written request, addressed to:

Fusemachines Inc.

200 West 41st Street, 21st Floor

New York, NY, 10036

Attn: Corporate Secretary

We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Leadership Structure

The Board believes that it can best leverage Mr. Maskey’s experience while he works on day-to-day matters at the Company and keeps the Board well informed, with the other directors well-positioned to advise on areas where they have specific expertise. The Board believes that the Company and its stockholders will benefit from the expertise of Mr. Maskey serving as both Chief Executive Officer and as a member of the Board. We believe our current Board’s leadership structure enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board Oversight of Risk

The Board’s Role

The Board’s role in the Company’s risk oversight process includes receipt and review of scheduled and ad hoc reports from members of the executive management team which relate to areas of actual or potential material risk to the Company, including but not limited to, operational, financial, legal, regulatory, strategic, transactional and reputational risks. The full Board receives these reports from the appropriate “risk owner” within the organization to enable each member of the Board to understand our risk identification, risk management and risk mitigation strategies.

Risk Assessment in Compensation Policies and Practices for Employees

The compensation committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The compensation committee has concluded that the following current features of our compensation programs guard against excessive risk-taking:

●	compensation programs provide a balanced mix of short-term and longer-term incentives;
●	base salaries are consistent with employees’ duties and responsibilities;
●	cash incentive awards are capped by the compensation committee;
●	cash incentive awards are tied to corporate performance goals, as well as individual performance goals;
●	vesting periods for equity awards encourage executives to focus on sustained stock price appreciation;
●	our clawback policy provides our Board the ability to recoup any erroneously awarded performance-based compensation from executive officers on account of intentional misconduct; and
●	our robust stock ownership guidelines for executive officers provide alignment with stockholder interests.

The compensation committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Insider Trading Policy

The Company has an Insider Trading Policy applicable to the Company’s directors, officers, and all employees of the Company (the “Insider Trading Policy”). The Insider Trading Policy governs the purchase, sale, and/or other dispositions of the Company’s securities and prohibits purchasing or selling any securities of the Company while a person covered by the Insider Trading Policy is aware of material, non-public information concerning the Company. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards of the Nasdaq Stock Market.

Employee, Officer and Director Hedging

Pursuant to the Insider Trading Policy, directors, officers, and employees are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of our securities; provided, however, that the Insider Trading Policy does not prohibit the exercise of stock options issued under the Company’s benefit plans or other compensatory arrangements in accordance with the terms of such plans or arrangements.

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NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Director Nominations

The process of recommending director nominees for selection by the Board is undertaken by the nominating committee (see above). The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated bylaws. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board is set forth above under “What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2027 Annual Meeting, or for consideration at our 2027 Annual Meeting?”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. The brief biographical description of each director set forth in “Proposal No. 1: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

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PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Our Board currently consists of five directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our annual meetings of stockholders to be held in 2027 and 2028, respectively. At the recommendation of our nominating committee, our Board proposes that each of the three Class I nominees named below be elected as a Class I director for a three-year term expiring at our 2029 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

Name	Age	Position	Director Since
Bharat Krish	50	Director	2025
Tim Gocher	55	Director	2018
Salman Alam	43	Director	2025

Bharat Krish has served as a member of the board of directors since January 2025. Mr. Krish is a customer focused business leader, entrepreneur and innovator with over 20 years of experience in product leadership and innovation with top media and retail companies, and in building streaming and AI enterprise SaaS startups from the ground up. Products he has helped build are used by millions of users. Mr. Krish has been a partner with Foresight Capital Group, a private equity fund focused on energy transition infrastructure, since February 2026, and has acted as Chief AI Transformation Officer with Zazmic Inc., since February 2026. From December 2023 to January 2026, Mr. Krish acted as Chief Product Officer of Newsweek, and he has held leadership positions with Techstars since March 2023, and has been a board advisor of Gaia Ventures, an early stage venture capital firm since January 2023. From May 2020 to December 2022, he held roles with TIME, including President of Digital and Chief Technology Officer. Prior to TIME, he held C-suite positions at various media and retail companies. Mr. Krish received a masters in Technology Management from Columbia University, a masters in Computer Engineering from Syracuse University, and a bachelors in Computer Science and Engineering from Coimbatore Institute of Technology. We believe Mr. Krish’s qualifications to serve on our board of directors include his extensive leadership and advisory experience working with innovative technology companies.

Tim Gocher has served as a member of the board of directors since 2018. Mr. Gocher founded Dolma Impact Fund, an active private equity fund focused on technology, healthcare, and renewable energy, and has acted as CEO since the fund’s founding in May 2012. Since June 2003, Mr. Gocher has also served as Chairman of Dolma Foundation, a non-profit organization focused on alleviating poverty by investing in sustainable businesses, education, and healthcare. Previously, he served in senior roles with global organizations across Europe and Asia including Living Planit SA, Nettleton Global Asia, Interregnum-Parkmead Group, and E.ON UK. Mr. Gocher holds an MBA from London Business School and an honorary Doctor of Laws from the University of Nottingham. Mr. Gocher is qualified to serve as a member of our Board of Directors based on his executive leadership experience in the technology industry and his senior leadership experience.

Salman Alam has served as a member of the board of directors since October 2025, and has previously served as a member of the board of directors of CSLM Acquisition Corp since 2022. Mr. Alam is Vice President, Legal, at Sandisk, a leading provider of flash solutions and advanced memory technologies, where he is responsible for worldwide product development, commercial and go-to-market technology legal issues. With over 18 years of legal experience in the corporate legal sector, he has deep experience in emerging product regulatory issues within the data ecosystem in markets across the world, including in artificial intelligence, licensing, and data privacy. Mr. Alam previously served in roles of increasing responsibility at Western Digital, including Vice President, from May 2013 to February 2025. Prior to Western Digital, Mr. Alam has served as a legal executive to technology startups, as well as a corporate transactional attorney at Newmeyer & Dillion, LLP, where he represented emerging and established companies in corporate transactions, M&A, capital markets, and corporate governance matters. Mr. Alam received a B.A. from the University of California, Berkeley, and a law degree from the University of California, College of the Law, San Francisco. We believe Mr. Alam’s qualifications to serve on our board of directors include his extensive experience in legal and governance matters, particularly with technology companies as part of the broader artificial intelligence ecosystem.

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Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our Board as of April 27, 2026, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Sanjay Shrestha	52	Class II Director	2014
Class III Directors:
Sameer Maskey	47	Class III Director, Chief Executive Officer	2013

Sameer Maskey is Fusemachines’ Founder and Chief Executive Officer, and has served as a member of the Company’s board of directors since January 2013. Dr. Maskey has over 18 years of experience in artificial intelligence, natural language processing, machine learning, and data science. Since 2019, Dr. Maskey has been an Adjunct Associate Professor at Columbia University, where he teaches several courses in machine learning, programming and natural language processing. In 2008, Dr. Maskey completed his PhD in Computer Science from Columbia University. Prior to obtaining his PhD, Dr. Maskey served as part of the research team at IBM Watson Research Center where he invented various statistical algorithms to improve speech-to-speech translation and question answering systems. Dr. Maskey is an inventor of 15 granted or pending United States patents and has authored over 20 publications. He holds a B.S. in Math and Physics from Bates College. Dr. Maskey is qualified to serve on our board of directors due to the perspective and experience he brings as Chief Executive Officer and from his extensive technology experience.

Sanjay Shrestha has served as a member of the board of directors since 2014. Mr. Shrestha is the founder of Shrestha Global EPG Advisory, a specialized advisory firm dedicated to helping project developers, corporations, government entities and capital providers of all sizes navigate the evolving global energy landscape, and has been CEO since November 2025. From April 2019 to October 2025, he held various executive and leadership roles with Plug Power (NASDAQ:PLUG), an American company engaged in the development of hydrogen fuel cell systems, including as President and Chief Strategy Officer. Prior to joining Plug Power, Mr. Shrestha held various executive investing and investment banking roles, including CIO of a solar IPP, President of Sky Capital Americas, head of renewables investment banking effort at FBR Capital Markets, global head of renewables research coverage at Lazard Capital Markets, and head of renewables and industrial research at First Albany Capital. Mr. Shrestha holds a Bachelors of Sciences, and an honorary doctorate from Saint Rose College. Mr. Shrestha is qualified to serve as a member of our board of directors based on his significant technology, investment banking, and public company experience.

Family Relationships

There are no family relationships among any of our directors or executive officers.

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Director Compensation

Director Compensation Table

During the year ended December 31, 2025 other than as disclosed below, none of our directors received compensation for their services as directors. The compensation disclosed in the “Summary Compensation Table” below represents the compensation received by our non-employee directors.

	Fees Earned or Paid in Cash	Option Awards	Stock Awards	Total
Name	($)	($)	($)	($)
Bharat Krish	17,500	—	—	17,500
Tim Gocher	12,500	—	—	17,500
Sanjay Shrestha	17,500	—	—	17,500
Salman Alam	17,500	—	—	17,500

Narrative to Director Compensation Table

Our director compensation policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Annual Cash Compensation

As of April 27, 2026, the annual retainers payable to non-employee directors for service on the Board and its committees are as follows: Independent directors receive $50,000 for Board service. Additional retainers are paid for committee roles. The chairperson of each committee shall receive a supplemental $10,000 and the member of each committee shall receive a supplemental $5,000.

Inaugural Equity Grants

As of April 27, 2026, each non-employee director who joins the board receives an initial equity award of 50,000 restricted stock units, which vests over a one-year period in two equal annual installments.

Equity Grant Policy and Procedures

The Company grants restricted stock units and other similar awards in the ordinary course of business in connection with our annual compensation program, hiring new employees, and in recognition of the retention or promotion of employees from time to time, as well as awards to members of the Board.

Under the Company’s current practices, executive officers do not choose or have influence over the grant date for their individual restricted stock units (RSUs). RSU grants to the Company’s executive officers if issued during a fiscal year, are approved at a meeting of the Company’s Compensation Committee, and the grants are generally effective immediately after the meeting on which the grants are eligible to be made under our grant policies discussed above. RSUs to the Company’s Board members are generally approved annually at meetings of the Compensation Committee and the Board, held after the Company’s Annual General Meeting of Stockholders each year, and are generally effective immediately after the meeting on which the grants are eligible to be made under our grant policies discussed above.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if each of the nominees receives a single “FOR” vote, he or she will be elected as a director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, to elect each of Bharat Krish, Tim Gocher, and Salman Alam, as a director. Broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF THE THREE CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL NUMBER 1.

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PROPOSAL 2: TO APPROVE AN AMENDMENT TO 2025 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Plan Amendment to the existing Fusemachines Inc. 2025 Omnibus Equity Incentive Plan. Upon recommendation of the compensation committee, the Board approved the Plan Amendment, subject to receipt of stockholder approval, and has recommended that stockholders approve this Proposal 2 to approve the Plan Amendment. Equity-based compensation is an important component of our compensation philosophy because it provides employees with long-term exposure to the Company’s performance and aligns employees’ interests with those of our stockholders. Approval of the Plan Amendment will allow us to continue to grant equity compensation awards to our employees, officers, and directors in furtherance of this philosophy. We are asking our stockholders to approve the Plan Amendment, which includes the following material amendments (along with certain other clarifying changes):

●	Increases the number of shares authorized for use in making awards under the Plan by 2,000,000 shares to 3,500,000 shares.

The Company’s officers and directors have an interest in this Proposal 2 due to their participation in the Plan. The reason for seeking stockholder approval of Proposal 2 is to (i) satisfy certain requirements of the Internal Revenue Code of 1986 (the “Code”), related to incentive stock option plans, and (ii) satisfy certain requirements of applicable Nasdaq Marketplace Rules. Additionally, the Board believes that to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock.

If our stockholders do not approve this Proposal 2, we will be unable to use equity compensation to the extent needed to provide competitive compensation to motivate our employees. If this Proposal 2 is not approved at the Annual Meeting, we could be required to increase cash compensation to attract, retain and motivate our employees, which may compromise funding of our development programs. We do not believe the number of shares reserved for issuance under the Plan, prior to adoption of the Plan Amendment, is sufficient to motivate our employees in this manner. As a result, we are seeking approval of the Plan Amendment.

The Company’s officers and directors strongly believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees, directors and consultants who help the Company meet its goals. Equity awards align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. If the Plan Amendment is not approved at the Annual Meeting and we are then unable to offer equity awards as a component of compensation on agreeable terms, we will be at a disadvantage relative to other companies which will be able to offer more attractive and broad-based compensation packages to their executive officers, directors, and other key employees. The Company’s officers and directors believe that the ability to grant equity awards is, now more than ever, critical to the future success of the Company and in the best interests of the Company’s stockholders.

Equity awards form a core component of our compensation philosophies at it relates to our officers, other employees and non-employee directors. This Proposal 2 will give us flexibility as to any compensation packages we offer, which we believe is critical during times of extreme volatility and uncertainty. As a result, we believe our ability to hire, appoint, and retain key personnel would be negatively impacted by a failure to approve this Proposal 2.

The general description of the Plan Amendment set forth below is qualified in its entirety by and subject to the full text of the form of proposed amendment, which is attached as Appendix A hereto. If our stockholders fail to approve the Plan Amendment, the Plan Amendment will not be given effect and the current plan will continue as in effect prior to the Plan Amendment.

Summary of the Proposed Amendment to the 2025 Omnibus Equity Incentive Plan

Prior to the adoption of the Plan Amendment, up to a maximum of 1,500,000 shares of our Common Stock have been authorized for settlement of awards granted under the Plan without taking into account the annual evergreen increase. If the Plan Amendment is approved, the number of shares of Common Stock that are available for delivery pursuant to awards granted under the Plan will increase from 2,000,000 shares to 3,500,000 shares.

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Summary of the Plan, as Amended by the Plan Amendment

The following paragraphs provide a summary of the principal features of the Plan and its operation. However, this summary is not a complete description of all of the provisions of the Plan and is qualified in its entirety by the specific language of the Plan.

Purposes of the Plan

The purposes of the Plan are to advance the interests of the Company’s stockholders by enhancing its ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of its stockholders.

Eligibility

The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees of the Company or any of its parent corporations or subsidiary corporations, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, and other stock-based awards to employees, directors and consultants of the Company or any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

Authorized Shares

Following approval of the Plan Amendment, a maximum number of 3,500,000 shares of Common Stock, would be authorized for issuance pursuant to awards granted under the Plan. As of the date hereof, 1,219,710 shares have been issued or are issuable pursuant to awards under the Plan and up to 280,290 shares may be issued pursuant to awards under the Plan.

Generally, if any award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of common stock subject to such award being repurchased by the Company at or below the original issuance price), the unused common stock covered by such award shall again be available for the grant of awards under the Plan. Further, shares of common stock delivered to the Company by a participant to satisfy the applicable exercise or purchase price of an award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of common stock available for the grant of awards under the Plan. However, in the case of incentive stock options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code.

If the Administrator determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the company, or other similar corporate transaction or event, as determined by the Administrator, affects the common stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, the Administrator will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits contained in the Plan.

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In connection with a merger or consolidation of another entity with or into the Company or a subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of property or stock of another entity, the Administrator may grant awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such other entity or its affiliate. Substitute awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit described above, except as may be required by reason of Section 422 of the Code or applicable securities exchange rules.

Equity Incentive Plan Administration

The Board or a committee appointed by the Board administers the Plan and is referred to as the Administrator. The Administrator may delegate certain duties and authorities of the Administrator to officers of the Company but the full board of directors must approve the grant of any award to a non-employee director. Grants to executive officers of the Company must be approved by the full board of directors or by a committee comprised of “non-employee directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the Plan and applicable laws, the Administrator shall have authority to determine which employees, non-employee directors and consultants will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

No Repricings

The terms of any outstanding option may not be amended to reduce the exercise price of such option or cancel any outstanding option in exchange for other options with an exercise price that is less than the exercise price of the cancelled option or for any cash payment (or shares of common stock with a market value) that exceeds the excess of the market value of the shares underlying such cancelled options over the aggregate exercise price of such options or for any other award, without stockholder approval.

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Restricted Stock

Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the Administrator. The Administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The Administrator may impose prior to grant whatever conditions to vesting it determines to be appropriate (for example, the Administrator may set restrictions based on the achievement of specific performance goals or continued service to us or members of the Company Group), and the Administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed at any time. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares, unless the award agreement provides otherwise. Except as otherwise provided by the Administrator, to the extent that dividends are paid in stock or property other than cash, such non-cash dividends will be subject to the same vesting and forfeiture conditions applicable to the restricted shares and will be delivered no later than the 15th day of the third calendar month following the later of (i) the date the dividends are paid to the Company’s stockholders or (ii) the date such dividends are no longer subject to a substantial risk of forfeiture.

Shares of restricted stock as to which the restrictions have not lapsed upon the recipient’s termination of service or when the Administrator determines that satisfaction of performance-based vesting conditions are no longer possible are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the Plan pursuant to terms and conditions established by the Administrator. A restricted stock unit is a bookkeeping entry representing an amount equal to the fair market value of one share of Common Stock. The Administrator will determine the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us or members of the Company Group or both) and the form and timing of payment. The Administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned restricted stock units in cash, shares, or a combination of both.

The award agreement may provide participants with a right to receive dividend equivalents with respect to their restricted stock units. Such dividend equivalents may be paid in cash or in shares of our common stock and may be subject to the same vesting conditions applicable to the restricted stock units.

Other Stock-Based Awards

The Administrator may grant other stock-based awards under the Plan pursuant to terms and conditions established by the Administrator and set forth in the award agreement. The Administrator will have the discretion to settle other stock-based awards in the form of cash, shares of Common Stock, or a combination of both.

Non-Transferability of Awards

Unless the Administrator provides otherwise, the Plan generally does not allow awards under the Plan to be sold, transferred, assigned, pledged or otherwise encumbered by the participant either voluntarily or by operation of law, except by will or the laws of descent and distribution. Any unauthorized transfer will be void.

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Merger or Change in Control

The Plan provides that if there is a “change in control” (as defined under the Plan) of the Company and the awards under the Plan are not continued, converted, assumed or replaced with substantially similar awards by the Company or the successor entity or its parent and provided that the participant has not terminated service prior to such change in control, then immediately prior to such change in control, such awards shall become fully vested, exercisable and/or payable, as applicable, and forfeiture, repurchase and other restrictions on such awards shall lapse. Each such award shall be cancelled upon the consummation of such change in exchange for the change in control consideration payable to other holders of common stock with respect to the shares of common stock underlying such award (net of any applicable exercise price). Such change in control consideration may be payable on the same terms and conditions applicable to other holders of our common stock or on such terms and conditions as the Administrator may provide. To the extent that the award constitutes “non-qualified deferred compensation” for purposes of Section 409A of the Code, the timing of any payment in settlement of such award in connection with such change in control will be governed by the terms of such award to avoid subjecting the participant to penalties under Section 409A. If the amount of the change in control consideration the participant would receive with respect to the shares subject to any outstanding option is less than or equal to the exercise price of such option, such option will be terminated without payment upon consummation of such change in control.

Forfeiture and Clawback

All awards granted under the Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law or listing standards. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the Administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired shares or other cash or property. In addition, the Administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

Amendment or Termination

The amendment and restatement of the Plan will become effective upon and subject to the Closing and stockholder approval of the amendment and restatement of the Plan and will continue in effect until the tenth (10th) anniversary of the earlier of the date the amendment and restatement of the Plan was approved by the Board or the date its adoption is approved by the Company’s stockholders. The Company’s board of directors has the authority to amend, suspend, or terminate the Plan, but such action generally may not materially impair the rights of any participant with respect to any award that is outstanding at the time such amendment, suspension or termination of the Plan is approved by the Board without the participant’s written consent.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations as of the date hereof, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option, holds the stock until the later of second anniversary of the date on which the incentive stock option was granted or the first anniversary of the date such incentive stock option was exercised (the “applicable holding period”) and then later sells or otherwise disposes of the shares acquired upon exercise of the option, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

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However, if the participant disposes of such shares before the end of the applicable holding period (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount received upon sale of such shares) over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Non-Qualified Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising a non-qualified stock option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and FICA taxes.

Upon the sale of the shares acquired by the exercise of a non-qualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. Any ordinary income recognized by the participant upon exercise of non-qualified option generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to us with respect to the grant of a non-qualified stock option or the sale of the shares acquired through the exercise of the non-qualified stock option.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and FICA taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss. Any ordinary income recognized by the participant upon vesting in shares of restricted stock (or upon filing an election under Section 83(b) of the Code) generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards or Cash or Shares Issuable upon Settlement of an Other Stock-Based Award

There are no immediate tax consequences of receiving an award of restricted stock units or another stock-based award. A participant who is awarded restricted stock units or another stock-based award generally will be required to recognize ordinary income in an amount equal to the amount of cash and/or the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant in such award agreement. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. Any ordinary income recognized by the participant upon the issuance of shares pursuant to a restricted stock unit award or other stock-based award generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

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Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Code Section 409A fails to comply with the requirements of Code Section 409A, the participant will incur an additional federal income tax penalty equal to 20% of the compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-qualified stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

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PROPOSAL NUMBER 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected KNAV CPA LLP (“KNAV”) as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2026, and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of KNAV as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that KNAV is not ratified by our stockholders, the audit committee will review its future selection of KNAV as our independent registered public accounting firm.

KNAV audited our financial statements for the fiscal year ended December 31, 2025. Representatives of KNAV are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 by KNAV, the Company’s independent registered public accounting firm.

(US Dollars)	2025(1)(2)	2024(1)(2)
Audit fees	$685,204	$422,640
Audit-related fees	$0	$0
Tax fees	$0	$0
All other fees	$0	$0
Total	$685,204	$422,640

(1)	Audit fees for the fiscal years ended December 31, 2025 and 2024 rendered by KNAV relate to professional services rendered for the audit of our financial statements, quarterly reviews, issuance of consents, and review of documents filed with the SEC.
(2)	Fees related to the issuance of consents, and review of documents, filed by the Company with the SEC, have been included in the year in which those services were performed, which amounted to approximately $72 thousand for the year ended December 31, 2025 and $37.7 thousand for the year ended December 31, 2024, respectively.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The policy generally provides that we will not engage our independent registered public accounting firm (KNAV) to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

Required Vote

Ratification of the appointment of KNAV as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NUMBER 3.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 10, 2026, by:

●	each person known to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is 200 West 41st Street, 21st Floor, New York, NY, 10036.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Consilium Entities(1)	11,944,765	(2)	37.66%
Charles Cassel(1)	13,104,866	(3)	40.55%
Jonathan Binder(1)	13,104,864	(4)	40.55%
Sameer Maskey	5,772,780	(5)	19.95%
Tim Gocher	2,697,032	(8)	9.06%
Executive Officers and Directors
Sameer Maskey	5,772,780	(5)	19.95%
Anish Joshi	223,420	(6)	* %
Parag Shrestha	166,152	(7)	* %
Robert Traghetto	85,009	(8)	* %
Bharat Krish	-		* %
Tim Gocher	2,697,033	(9)	9.06%
Sanjay Shrestha	275,463	(10)	* %
Salman Alam	50,000		* %
All Fusemachines Pubco directors and executive officers as a group (eight individuals)	9,269,857		31.84%

*	Less than 1%.

(1)	Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund are managed by Mr. Cassel and Mr. Binder (together with their affiliates, the “Consilium Entities”). Therefore Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Sponsor.

(2)	Includes (i) 4,072,414 shares of Common Stock held by Consilium Extended Opportunities Fund, (ii) 5,092,476 shares of Common Stock held by Consilium Frontier Equity Fund, and (iii) 2,779,875 shares of Common Stock issuable upon the exercise of private placement warrants held by Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(3)	Includes (i) 564,413 shares held directly by Mr. Cassel and Mr. Cassel’s spouse, (ii) 595,688 shares of Common Stock issuable upon the exercise of private placement warrants held directly by Mr. Cassel and Mr. Cassel’s spouse, and (iii) the securities held by Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(4)	Includes (i) 564,412 shares held directly by Mr. Binder, (ii) 595,687 shares of Common Stock issuable upon the exercise of private placement warrants, and (iii) the securities held by Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(5)	Includes 4,127,708 shares directly held by Sameer Maskey and (i) 329,014 shares held by Sameer Maskey’s spouse and (ii) 658,029 and 658,029 shares are held of record by Maskey Everest Trust and Maskey Annapurna Trust, respectively. Sameer Maskey exercises voting or dispositive control over any of the securities held by Maskey Everest Trust and Maskey Annapurna Trust. As such, Mr. Maskey may be deemed to be the beneficial owner of all shares held by Maskey Everest Trust and Maskey Annapurna Trust. Mr. Maskey disclaims individual ownership of such shares except to his individual pecuniary interest in such trusts.

(6)	Includes (i) 177,667 shares of Common Stock owned by Mr. Joshi directly, as well as (ii) vested stock incentive options exercisable for 45,753 shares of Common Stock that Mr. Joshi has the right to acquire within 60 days of April 10, 2026. Mr. Joshi disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(7)	Includes (i) 125,025 shares of Common Stock owned by Mr. Shrestha directly, as well as (ii) vested stock incentive options exercisable for 41,127 shares of Common Stock that Mr. Shrestha has the right to acquire within 60 days of April 10, 2026. Mr. Shrestha disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(8)	Includes (i) 73,699 shares of Common Stock owned by Mr. Traghetto directly, as well as (ii) vested stock incentive options exercisable for 11,310 shares of Common Stock that Mr. Traghetto has the right to acquire within 60 days of April 10, 2026. Mr. Traghetto disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(9)	Includes 2,677,293 shares of Common Stock held directly by Dolma Impact Fund (“Dolma”). Mr. Gocher is the founder and Chief Executive Officer of Dolma, and so may be deemed to have voting and dispositive power over the securities held by Dolma. Also includes vested stock incentive options exercisable for 19,740 shares of Common Stock that Mr. Gocher has the right to acquire within 60 days of April 10, 2026. Mr. Gocher disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(10)	Includes (i) 235,982 shares of Common Stock owned by Mr. Shrestha directly, as well as (ii) vested stock incentive options exercisable for 39,481 shares of Common Stock that Mr. Shrestha has the right to acquire within 60 days of April 10, 2026. Mr. Shrestha disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

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EXECUTIVE OFFICERS

Our executive officers as of March 31, 2026 and positions with Fusemachines are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Sameer Maskey	47	Chief Executive Officer, Class III Director
Christine Chambers	49	Chief Financial Officer
Parag Shrestha	45	Head of Strategy
Robert Traghetto	45	Head of AI Services
Anish Joshi	36	Head of Technology

Our Board chooses our executive officers, who then serve at the discretion of our Board.

Sameer Maskey. For a brief biography of Mr. Maskey, please see “Proposal No. 1: Election of Directors- Continuing Directors.”

Christine Chambers has served as Fusemachines’ Chief Financial Officer since August 2025. Ms. Chambers has over 20 years of experience in leading financial operations and developing growth strategies across multiple publicly traded companies, including for Petmed Express Inc. (NASDAQ:PETS) from August 2022 to August 2024, and RealNetworks Inc. (formerly NASDAQ:RNWK) from March 2021 to August 2022. She previously held financial planning and analysis roles with Rosetta Stone, Inc. AstraZeneca plc, and Agilent Technologies, Inc. Ms. Chambers received her MBA from the University of Washington and her B.A. in Finance from Loughborough University.

Parag Shrestha has served as Fusemachines’ Head of Strategy since January 2021, where he leads the company’s distributed team across South Asia. From September 2019 to January 2021, he held roles of increasing seniority with Fusemachines including Business Development Executive & Product Executive, and Enterprise Executive. Prior to joining Fusemachines, Mr. Shrestha held senior engineering and consulting roles with organizations including 360insights, Salesforce, Fidelity National Information Service, Initiate Systems, and Aon Hewitt. Mr. Shrestha holds a B.S. in Computer Science from the University of Windsor.

Robert Traghetto has served as Fusemachines’ Vice President of AI Services since March 2021, where he leads AI Service strategy, talent acquisition, employee development, and service delivery. Mr. Traghetto has over 20 years of experience in software and product engineering. From August 2018 to March 2021, he held roles of increasing seniority with Fusemachines including Director of Technology, and Senior Architect. Mr. Traghetto was the co-founder of Rake, a talent acquisition and candidate engagement platform, which was acquired by Fusemachines in April 2018. Prior to Fusemachines and Rake, Mr. Traghetto held senior engineering and technology roles with organizations including Yingo Yango, The Institute for Integrative Nutrition, and TMP Worldwide. Mr. Traghetto holds a Bachelor of Technology in Computer Systems from the New York City College of Technology and an M.S. in Computer Science from the City College of New York.

Anish Joshi has served as Fusemachines’ Head of Technology since January 2020, where he manages the company’s engineering team, technology planning and product development. Mr. Joshi has over 16 years of technology and product development experience. He is also responsible for leading the company’s AI Support Services team and motivating them to build innovative solutions. Mr. Joshi joined Fusemachines in January 2013 and held roles of increasing seniority between that time and January 2020, including VP of Technology, Director of Technology, and Sr. Technology Manager. Mr. Joshi holds a Bachelor of Information Management from Prime College.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of the Company’s named executive officers. This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that the Company adopts may differ materially from the currently planned programs that are summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Total ($)
Sameer Maskey Chief Executive Officer	2025	418,357	1,000,000	-	1,418,357
	2024	400,000	-	-	400,000
Christine Chambers(4) Chief Financial Officer	2025	132,000	-	-	132,000
	2024	-	-	-	-
Anish Joshi Head of Technology	2025	250,000	-	-	250,000
	2024	223,750	30,188	142,879	396,817
Parag Shrestha Head of Strategy, MD South Asia	2025	113,787	-	-	113,787
	2024	116,526	-	142,879	259,405
Robert Traghetto Head of AI Services	2025	200,000	-	-	200,000
	2024	185,833	28,999	71,439	286,271

(1)	The amounts in this column reflect the base salary and the remuneration paid and accrued, to the named executive officers for the financial years ended December 31, 2025 and 2024.
(2)	The amounts in this column represent the amount of discretionary bonus payments earned by each named executive officers in respect of the financial year ended December 31, 2025 and 2024.
(3)	The amounts in this column represent the aggregate grant date fair value of option awards granted to each named executive officer. These amounts do not include partial recourse promissory notes provided to the named executive officers to exercise these awards.
(4)	Ms. Chambers was appointed Chief Financial Officer in 2025 and as such received no compensation in 2024.

Named Executive Officer Employment Arrangements

Below are descriptions of the current employment agreements with our named executive officers.

CEO Agreement

On October 21, 2025, the Company entered into an executive employment agreement (the “CEO Agreement”) with Sameer Maskey, the Company’s Chief Executive Officer (referred to in this section titled CEO Agreement, “Executive”). The CEO Agreement provides, among other things, that Executive shall be entitled to a base salary of $495,000 and shall be eligible for an annual cash bonus equal to up to 100% of his base salary (subject to meeting target performance goals each year). Executive is also eligible to participate in the Company’s equity compensation plans. Upon the Executive’s termination of employment for any reason outside of the Change of Control Period (as defined in the CEO Agreement), the Executive (or his Beneficiary following the Executive’s death) shall receive (i) a lump sum payment on the Date of Termination in an amount equal to the sum of the Executive’s earned but unpaid Base Salary through his Date of Termination plus his accrued but unused vacation days at the Executive’s Base Salary in effect as of his Date of Termination; plus (ii) any other benefits or rights the Executive has accrued or earned through his Date of Termination in accordance with the terms of the applicable fringe or employee benefit plans and programs of the Company’s. In addition to the compensation and benefits payable above, if the Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason outside of the Change of Control Period, and the Executive returns an executed Release to the Company, which becomes final, binding and irrevocable within sixty (60) days following the Executive’s Date of Termination, the Executive (or his Beneficiary following the Executive’s death) shall receive: (i) Executive’s accrued but unpaid Annual Bonus, if any, for the fiscal year ended prior to his Date of Termination payable at the same time annual bonuses for such fiscal year are paid to other key Employees of the Company pursuant to the terms of the Bonus Plan, (ii) a severance payment payable in a single lump sum within five (5) business days after the Executive’s Release becomes final, binding and irrevocable, in an amount equal to 12 months of Base Salary, and (iii) reimbursement of the COBRA premiums, if any, paid by the Executive for continuation coverage for the Executive, his spouse and dependents under the Company’s group health, dental and vision plans for a 12 month period from the Date of Termination. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the CEO Agreement. The CEO Agreement includes customary indemnification provisions.

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CFO Agreement

On July 21, 2025, the Company entered into an offer letter agreement (the “CFO Agreement”) with Christine Chambers, the Company’s Chief Financial Officer (referred to in this section titled CFO Agreement, “Executive”). The CFO Agreement provides, among other things, that Executive will receive a base salary equal to $360,000, with a bonus structure to be determined at a later date. Executive is also eligible to participate in the Company’s equity compensation plans, and is entitled to an initial award of 100,000 shares of the Company’s equity units, which shall be stock options or restricted stock units, to be determined at a later date upon mutual agreement of the Company and Executive. The CFO Agreement includes customary indemnification provisions.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexerciseable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Sameer Maskey Chief Executive Officer	-	-	-	-	-	-
Christine Chambers Chief Financial Officer(1)	-	-	-	-	-	-
Anish Joshi Head of Technology	20,563	12,339	1.95	12-19-2033	-	-
	20,048	12,852	6.78	01-19-2034	-	-
Parag Shrestha Head of Strategy, MD South Asia	20,049	12,852	6.78	01-19-2034	-	-
	16,451	9,871	1.95	12-19-2033	-	-
Robert Traghetto Head of AI Services	16,451	9,871	1.95	12-19-2033	-	-

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EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: the Fusemachines Inc. 2025 Omnibus Equity Incentive Plan.

The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued:

	(a)		(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Awards		Weighted-average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	0	(1)	-	1,500,000
Equity compensation plans not approved by security holders	-		-	-
Total

(1)	Subsequent to December 31, 2025, the Company issued awards representing the potential issuance of up to 1,219,710 shares of common stock under the 2025 Plan, as of April 10, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2025 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 and (ii) 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Policies and Procedures for Transactions with Related Parties

The Company has adopted a written Related Party Transaction Policy that set forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person includes directors, executive officers, beneficial owners of 5% or more of any class of the Company’s voting securities, immediate family members of any of the foregoing persons, and any entities in which any of the foregoing is an executive officer or is an owner of 5% or more ownership interest. Under the Related Party Transaction Policy, if a transaction involving an amount in excess of $120,000 has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, information regarding the related person transaction must be reviewed and approved by the Company’s audit committee.

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In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances including, but not limited to:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of business of the Company;
●	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to the Company of, the transaction; and
●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Related Party Transaction Policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee must review all relevant information available to it about such transaction, and that it may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company.

Section 16 Reporting Compliance

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2025, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and KNAV our audited financial statements for the fiscal year ended December 31, 2025. Our audit committee has also discussed with KNAV the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from KNAV required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with KNAV its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

Submitted by the Audit Committee

Salman Alam, Chair

Sanjay Shrestha

Bharat Krish

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of the Annual Report on Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Fusemachines Inc.

200 West 41st Street, 21st Floor

New York, NY, 10036

The Annual Report on Form 10-K is also available at https://ir.fusemachines.com/financials-and-filings/sec-filings.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

You may also access such documents free of charge at https://ir.fusemachines.com/financials-and-filings/sec-filings as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ Sameer Maskey
Chief Executive Officer and Board Member
New York, New York
April 27, 2026

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Annex A

FUSEMACHINES INC.

2025 OMNIBUS EQUITY INCENTIVE PLAN

(As amended, [●], 2026)

- i -

- ii -

- iii -

FUSEMACHINES INC.

2025 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Board of Directors (the “Board”) of Fusemachines Inc., a Delaware corporation (the “Company”), adopted the 2025 Omnibus Equity Incentive Plan (the “Plan”) effective as of July 28, 2025. The most recent amendment of the Plan was adopted by the Board on [_], 2026 (the “Effective Date”), and approved by the Company’s stockholders on [__], 2026.

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom the Company or an Affiliate does or might do business; or (ii) expose the Company or an Affiliate to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or an Affiliate’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Affiliates;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company.

2.8 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Common Stock” means the common stock, $0.001 par value, of the Company.

2.13 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14 “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee of, non-employee consultant to, or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21 “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Management Committee” has the meaning set forth in Section 3.1(b).

2.27 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28 “Option” means an option granted under Article 6 of the Plan.

2.29 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 “Parent Corporation” means a corporation other than the Company in an unbroken chain of corporations ending with the Company if, at the time of granting the Option, each of the corporations other than the Company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.31 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.32 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.33 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.34 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.35 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36 “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.39 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.42 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.43 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.44 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45 “Surviving Company” means (a) the surviving corporation or other entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation or entity), (b) the direct or indirect parent company of such surviving corporation or entity described in (a) or the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.46 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.47 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.

Administration

3.1 Committee.

(a) Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit or Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

Article 4.

Shares Subject to the Plan

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 3,500,000 Shares (including Shares issued upon exercise of Incentive Stock Options granted hereunder).

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution or Change in Control.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any non-cash dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporate Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the foregoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control or the requirements set forth in Treasury Regulation Section 1.409A-3(j)(4)(ix) are met.

Article 5.

Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company, a Parent Corporation or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise (including by attestation), valued at their Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at their Fair Market Value on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.

Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including time-based restrictions, restrictions based upon the achievement of specific performance goals, time-based restrictions following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock and Restricted Stock Units

10.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery.

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remain subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $500,000 in a single calendar year.

Article 15.

Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.

Compliance with Code Section 409A

16.1 Awards Subject to Code Section 409A. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such performance period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a scheduled payment to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the scheduled payment would otherwise be made. In the event payments under any 409A Award are scheduled to be made on a fixed schedule or in installments, each scheduled payment or installment shall be treated as a separate payment for purposes of Section 409A of the Code.

16.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Grantee becomes Disabled (as defined in Section 2.15(b);

(c) The Grantee’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e) A change in ownership of the Company (or an Affiliate) or a substantial portion of the assets of the Company (or an Affiliate) within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company (or an Affiliate) within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Grantee’s Election. If the Grantee has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Grantee’s death or Disability.

16.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 17.

Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instruction to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.

Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Recoupment.

(a) Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D-1 of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

(b) Other Recoupment. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Grantee’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Grantees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18 Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders. No Shares may be issued pursuant to the grant, exercise or vesting of any Award granted hereunder unless and until the Plan has been approved by its stockholders.

205844 Fusemachine Proxy Card Rev1 - Front

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FUSEMACHINES INC.

Your phone or Internet vote authorizes the named you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 8, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https://www.cstproxy.com/fusemachines/2026**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Please mark your votes like this X

1. Election of Directors

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Bharat Krish (2) Tim Gocher (3) Salman Alam	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

	FOR	AGAINST	ABSTAIN
2. Approval of an amendment to the Company’s 2025 Omnibus Equity Incentive Plan to increase by 2,000,000 shares the number of shares of common stock available for issuance under such plan.	☐	☐	☐
3. Ratification of independent registered public accounting firm.	☐	☐	☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________**2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

205844 Fusemachine Proxy Card Rev1 - Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2026 Proxy Statement and the 2025 Annual Report to Shareholders are available at: https://www.cstproxy.com/fusemachines/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

FUSEMACHINES INC.

The undersigned appoints Sameer Maskey and Christine Chambers, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Fusemachines Inc. held of record by the undersigned at the close of business on April 15, 2026 at the Annual Meeting of Stockholders of Fusemachines Inc. to be held on June 9, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)